TIAA-CREF Fixed-Income and Real Estate Securities Funds
Form N-SAR for the period ended September 30, 2016

Item 77 Q1. Other Exhibits

77Q1(a)	Amendments to the Declaration of Trust

On May 9, 2016, under Conformed Submission 48APOS, accession number, 0000930413-16-007039, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the Trust) dated February 9, 2016 (the Authorization) was previously filed with the SEC as exhibit 99.A(21) to the Trust's Registration Statement.
This Authorization, which established the TIAA-CREF SMID-Cap Equity
Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

On May 9, 2016, under Conformed Submission 48APOS, accession number, 0000930413-16-007039, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the Trust) dated April 12, 2016 (the Authorization) was previously filed with the SEC as exhibit 99.A(22) to the Trust's Registration Statement. This Authorization, which established the TIAA-CREF International Bond Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

On May 9, 2016, under Conformed Submission 48APOS, accession number, 0000930413-16-007039, a copy of the Form of Trustee Authorization to approve the re-designation of an Existing Series of Shares of the TIAA-CREF Funds (the Trust) dated April 12, 2016 (the Authorization) was previously filed with the SEC as exhibit 99.A(22) to the Trust's Registration Statement. This Authorization, which approved the re-designation of the "TIAA-CREF SMID-Cap Equity Fund," a previously-authorized series of the Trust, as the "TIAA-CREF Small/Mid-Cap Equity Fund, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.


Q.1.e.1		Amendments to the Investment Advisory Agreement

On July 28, 2016, under Conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016 (the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. was previously filed with the SEC as exhibit 99.D(77) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On July 28, 2016, under Conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016 (the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. to add two new series to the Trust, the TIAA-CREF Small/Mid-Cap Equity Fund and the TIAA-CREF International Bond Fund, was previously filed with the SEC as exhibit 99.D(78) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

Q.1.e.1		Amended and Restated Distribution Plans

On July 28, 2016, under Conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the May 1, 2016 Form of Amended and Restated Distribution Plan for the TIAA-CREF Funds (the "Trust") Retail Class Plan was previously filed with the SEC as exhibit 99.M(46) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On July 28, 2016, under Conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the May 1, 2016 Form of Amended and Restated Distribution Plan for the TIAA-CREF Funds (the "Trust") Premier Class Plan was previously filed with the SEC as exhibit 99.M(47) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

Q.1.e.1		Amended and Restated Multiple Class Plan

On July 28, 2016, under Conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the August 1, 2016 Form of Amended and Restated Multiple Class Plan for the TIAA-CREF Funds (the "Trust") Retail Class Plan was previously filed with the SEC as exhibit 99.N(19) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.